Exhibit 5(b)

EXHIBIT A

BlackRock Advantage Global Fund, Inc.
BlackRock Advantage U.S. Total Market Fund, Inc.
BlackRock Allocation Target Shares
BATS: Series A Portfolio
BATS: Series C Portfolio
BATS: Series E Portfolio
BATS: Series M Portfolio
BATS: Series P Portfolio
BATS: Series S Portfolio
BlackRock Asian Dragon Fund, Inc.
BlackRock Balanced Capital Fund, Inc.
BlackRock Basic Value Fund, Inc.
BlackRock Bond Fund, Inc.
BlackRock Total Return Fund
BlackRock California Municipal Series Trust
BlackRock California Municipal Opportunities Fund
BlackRock Capital Appreciation Fund, Inc.
BlackRock Emerging Markets Fund, Inc.
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund
BlackRock FundsSM
BlackRock Advantage Emerging Markets Fund
BlackRock Advantage ESG Emerging Markets Equity Fund
BlackRock Advantage ESG International Equity Fund
BlackRock Advantage ESG U.S. Equity Fund
BlackRock Advantage International Fund
BlackRock Advantage Large Cap Growth Fund
BlackRock Advantage Small Cap Core Fund
BlackRock Advantage Small Cap Growth Fund
BlackRock China A Opportunities Fund
BlackRock Commodity Strategies Fund
BlackRock Energy Opportunities Fund
BlackRock Exchange Portfolio
BlackRock Global Impact Fund
BlackRock Global Long/Short Equity Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock High Equity Income Fund
BlackRock International Dividend Fund
BlackRock International Impact Fund
BlackRock Liquid Environmentally Aware Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Real Estate Securities Fund
BlackRock Short Obligations Fund
BlackRock Tactical Opportunities Fund
BlackRock Technology Opportunities Fund
BlackRock Total Emerging Markets Fund
BlackRock Total Factor Fund
BlackRock U.S. Impact Fund

BlackRock Wealth Liquid Environmentally Aware Fund
iShares Developed Real Estate Index Fund
iShares Edge MSCI Min Vol EAFE Index Fund
iShares Edge MSCI Min Vol USA Index Fund
iShares Edge MSCI Multifactor Intl Index Fund
iShares Edge MSCI Multifactor USA Index Fund
iShares Municipal Bond Index Fund
iShares Russell Mid-Cap Index Fund
iShares Russell Small/Mid-Cap Index Fund
iShares Short-Term TIPS Bond Index Fund
iShares Total U.S. Stock Market Index Fund
BlackRock Funds II
BlackRock 20/80 Target Allocation Fund
BlackRock 40/60 Target Allocation Fund
BlackRock 60/40 Target Allocation Fund
BlackRock 80/20 Target Allocation Fund
BlackRock Dynamic High Income Portfolio
BlackRock Global Dividend Portfolio
BlackRock LifePath® Smart Beta Retirement Fund
BlackRock LifePath® Smart Beta 2025 Fund
BlackRock LifePath® Smart Beta 2030 Fund
BlackRock LifePath® Smart Beta 2035 Fund
BlackRock LifePath® Smart Beta 2040 Fund
BlackRock LifePath® Smart Beta 2045 Fund
BlackRock LifePath® Smart Beta 2050 Fund
BlackRock LifePath® Smart Beta 2055 Fund
BlackRock LifePath® Smart Beta 2060 Fund
BlackRock LifePath® Smart Beta 2065 Fund
BlackRock Managed Income Fund
BlackRock Multi-Asset Income Portfolio
BlackRock Retirement Income 2030 Fund
BlackRock Retirement Income 2040 Fund
BlackRock Funds III
BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Treasury
BlackRock LifePath® Dynamic Retirement Fund
BlackRock LifePath® Dynamic 2025 Fund
BlackRock LifePath® Dynamic 2030 Fund
BlackRock LifePath® Dynamic 2035 Fund
BlackRock LifePath® Dynamic 2040 Fund
BlackRock LifePath® Dynamic 2045 Fund
BlackRock LifePath® Dynamic 2050 Fund
BlackRock LifePath® Dynamic 2055 Fund
BlackRock LifePath® Dynamic 2060 Fund
BlackRock LifePath® Dynamic 2065 Fund
BlackRock LifePath® ESG Index Retirement Fund
BlackRock LifePath® ESG Index 2025 Fund
BlackRock LifePath® ESG Index 2030 Fund
BlackRock LifePath® ESG Index 2035 Fund
BlackRock LifePath® ESG Index 2040 Fund
BlackRock LifePath® ESG Index 2045 Fund
BlackRock LifePath® ESG Index 2050 Fund
BlackRock LifePath® ESG Index 2055 Fund

BlackRock LifePath® ESG Index 2060 Fund
BlackRock LifePath® ESG Index 2065 Fund
BlackRock LifePath® Index Retirement Fund
BlackRock LifePath® Index 2025 Fund
BlackRock LifePath® Index 2030 Fund
BlackRock LifePath® Index 2035 Fund
BlackRock LifePath® Index 2040 Fund
BlackRock LifePath® Index 2045 Fund
BlackRock LifePath® Index 2050 Fund
BlackRock LifePath® Index 2055 Fund
BlackRock LifePath® Index 2060 Fund
BlackRock LifePath® Index 2065 Fund
iShares MSCI Total International Index Fund
iShares Russell 1000 Large-Cap Index Fund
iShares S&P 500 Index Fund
iShares U.S. Aggregate Bond Index Fund
BlackRock Funds IV
BlackRock Global Long/Short Credit Fund
BlackRock Systematic ESG Bond Fund
BlackRock Systematic Multi-Strategy Fund
BlackRock Funds V
BlackRock Core Bond Portfolio
BlackRock Emerging Markets Bond Fund
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Income Fund
BlackRock Inflation Protected Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock U.S. Government Bond Portfolio
BlackRock Funds VI
BlackRock CoreAlpha Bond Fund
BlackRock Global Allocation Fund, Inc.
BlackRock Index Funds, Inc.
iShares MSCI EAFE International Index Fund
iShares Russell 2000 Small-Cap Index Fund
BlackRock Large Cap Focus Growth Fund, Inc.
BlackRock Large Cap Series Funds, Inc.
BlackRock Advantage Large Cap Core Fund
BlackRock Advantage Large Cap Value Fund
BlackRock Event Driven Equity Fund
BlackRock Latin America Fund, Inc.
BlackRock Liquidity Funds
California Money Fund
Federal Trust Fund
FedFund
MuniCash
MuniFund
New York Money Fund
TempCash
TempFund

T-Fund
Treasury Trust Fund
BlackRock Long-Horizon Equity Fund
BlackRock Mid Cap Dividend Series, Inc.
BlackRock Mid Cap Dividend Fund
BlackRock Multi-State Municipal Series Trust
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Opportunities Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Municipal Bond Fund, Inc.
BlackRock High Yield Municipal Fund
BlackRock National Municipal Fund
BlackRock Short-Term Municipal Fund
BlackRock Municipal Series Trust
BlackRock Strategic Municipal Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Series, Inc.
BlackRock International Fund
BlackRock Strategic Global Bond Fund, Inc.
Funds For Institutions Series
BlackRock Treasury Strategies Institutional Fund
Managed Account Series
BlackRock GA Disciplined Volatility Equity Fund
BlackRock GA Dynamic Equity Fund
Managed Account Series II
BlackRock U.S. Mortgage Portfolio
Ready Assets Government Liquidity Fund

Amended August 17, 2020

A-4